UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

BANCTRUST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (251) 431-7800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 21, 2007, BancTrust Financial Group, Inc. (“BancTrust”) issued a joint press release with The Peoples BancTrust Company, Inc. (“Peoples”) announcing the execution of a definitive agreement and plan of merger, dated May 21, 2007, by and between BancTrust and Peoples. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-looking Information.

Information set forth in this filing contains forward-looking statements, which involve a number of risks and uncertainties. BancTrust cautions readers that any forward-looking information is not a guarantee of future performance in that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits and anticipated results of the business combination transaction involving BancTrust and Peoples, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause the actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of BancTrust shareholders or Peoples shareholders to approve the transaction; the risk that the business will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third party relationships and revenues; and disruption resulting from existing conflicts between the Board of Directors of Peoples and certain shareholders of Peoples. Additional factors that may affect future financial results are contained in BancTrust’s and Peoples’ filings with the SEC, which are available at the SEC’s website, http://www.sec.gov. BancTrust disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information About This Transaction

In connection with the proposed transaction, BancTrust will file with the Securities and Exchange Commission (the “SEC”) a registration statement on form S-4 that will include a joint proxy statement of BancTrust and Peoples that also constitutes a prospectus of BancTrust. BancTrust and Peoples will mail the joint proxy statement and prospectus to their shareholders. Investors and security holders are urged to read the joint proxy statement and prospectus regarding the proposed transaction when it becomes available, because it will contain important information. You may obtain a free copy of the joint proxy statement and prospectus (when available) and other related documents filed by BancTrust and Peoples with the SEC at the SEC’s website at www.sec.gov.

Participants In This Transaction

BancTrust, Peoples and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from shareholders in favor of the proposed transaction. Information concerning the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of BancTrust and Peoples in connection with the proposed transaction will be set forth in the joint proxy statement and prospectus when it is filed with the SEC. You can find information about BancTrust executive officers and directors in BancTrust’s definitive proxy statement filed with the SEC on April 9, 2007. You can find information about Peoples executive officers and directors in Peoples form 10-K/A filed with the SEC on April 30, 2007. You may obtain free copies of these documents from BancTrust or Peoples using the contact information set forth below.

BancTrust:	BancTrust Financial Group, Inc.
Attention: F. Michael Johnson, Secretary
Telephone Number: (251) 431-7800
http://www.btfginc.com

Peoples:	The Peoples BancTrust Company, Inc.
Thomas P. Wilbourne
Senior Vice President and Chief Financial Officer
Telephone Number: (334) 875-1000
http://www.peoplesbt.com

Item 9.01. Exhibits.

(c) The following materials are included as Exhibits to this Current Report on Form 8-K:

99.1.	Joint press release issued by BancTrust Financial Group, Inc. and The Peoples BancTrust Company, Inc., dated May 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE: May 21, 2007	By:	/s/ F. Michael Johnson
F. Michael Johnson
Chief Financial Officer